UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 27, 2024

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 27, 2024, Augusta Gold Corp. a Nevada corporation (the “Company”), entered into Amendment Number One (the “Amendment”) to its previously issued Secured Promissory Note Purchase Agreement dated on September 13, 2022 (the “Purchase Agreement”) with Augusta Investments Inc. (the “Purchaser”), pursuant to which the Purchaser agreed to purchase a secured promissory note in the amount of US$22,232,561 (the “Note”).

The Amendment amends the Purchase Agreement to: (i) amend the terms of the Purchase Agreement such that all amounts loaned to the Company under the Purchase Agreement are set forth on Schedule A to the Note, as amended and restated, from time to time; (ii) provide that the Note will be secured by an amended and restated guarantee and security agreement dated March 27, 2024 (the “Amended and Restated Security Agreement”); (iii) amend the Purchase Agreement to provide for multiple closings to occur at mutually agreed upon dates as necessary; (iv) amend the deliverable documents for each closing; and (v) amend the governing law from Delaware to Nevada.

The Amendment also provides that in consideration of the Purchaser granting an extension to the maturity date of the Note from March 31, 2024 to June 30, 2024, the Company has agreed to pay to the lender an extension fee of $27,790.70, which amount will be accrued in the Note and due on the maturity date of the Note.

Other than the amendments set forth above, the Amendment does not otherwise amend, alter, supplement or change the provisions of the Purchase Agreement.

In connection with entering into the Amendment, the Purchaser loaned the Company an additional $525,000, less a $25,000 loan origination fee, and the Company issued an amended and restated Note to the Purchaser dated March 27, 2024 (the “Amended and Restated Note”). The Amended and Restated Note amends the Note to provide that the principal amount due and payable thereunder will be set forth on Schedule A thereto, as amended from time to time, by the mutual agreement of the parties. As issued on March 27, 2024, the Amended and Restated Note is for a principal amount of $22,793,852.82, which includes (i) the original issue amount of the Note on September 13, 2022 of $22,232,561, (ii) an extension fee of $33,501.12 on December 13, 2023, (iii) the $525,000 loan on March 27, 2024 and (iv) the extension fee of $27,790.70 on March 27, 2024. The Amended and Restated Note bears interest at a rate of prime plus 3% and has an outside maturity date of June 30, 2024. The Amended and Restated Note also amends the governing law of the Note from Delaware to Nevada. The Amended and Restated Note otherwise has the same terms and conditions of the Note, as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K as filed on September 19, 2022, which disclosure is incorporated herein by reference.

The Amended and Restated Note is secured by a first-priority, perfected security interest in all the assets of the Company and its subsidiaries pursuant to the Amended and Restated Security Agreement and a certain deed of trust, assignment of leases, rents and contracts, security agreement and fixture filing (the “Deed of Trust”) to be filed by the Company pursuant to the requirements of the Amended and Restated Security Agreement. The payment of the obligations of the Company under the Amended and Restated Note is also guaranteed by each of the subsidiaries of the Company pursuant to the Amended and Restated Security Agreement.

The foregoing summary of the material terms of the Amendment, the Amended and Restated Note, the Amended and Restated Security Agreement and the Deed of Trust do not purport to be complete and are qualified in their entirety by reference to the Amendment, the Amended and Restated Note, the Amended and Restated Security Agreement and the form of the Deed of Trust, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, and which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Michael McClelland tendered his resignation as the Chief Financial Officer of the Company effective March 31, 2024.

On March 27, 2024, the Board of Directors appointed Mr. Tyler Minnick to act as interim Chief Financial Officer of the Company effective April 1, 2024. Mr. Minnick was appointed to be the Chief Financial Officer for the Company in April 2019 and served through October 26, 2020. Thereafter, Mr. Minnick was retained as a consultant to the Company in relation to finance and administration. Mr. Minnick also serves as Chief Financial Officer of Athena Gold since May 2021. From August 2011 to September 2014, he was the Director of Finance and Administration as a fulltime employee of the Company and has been working as a consultant with the Company since September 2014. His principal occupation since September 2018 is acting as a Certified Public Accountant with Grand Mesa CPAs, LLC.

Mr. Minnick will continue to be compensated pursuant to the terms of his consulting agreement, which provides for an hourly rate of US$90 per actual hour worked for a maximum of 160 hours per month for services unless approved in advance. He will also be eligible to participate in the Company’s equity compensation plans at the sole discretion of the Board of Directors. Mr. Minnick does not have a family relationship with any other member of the Board or any executive officer of the Company. There is no arrangement or understanding between any of the Company’s officers and directors and Mr. Minnick pursuant to which he was selected to serve as interim Chief Financial Officer. Mr. Minnick has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amendment Number One to Secured Promissory Note Purchase Agreement dated March 27, 2024
10.2	Amended and Restated Promissory Note dated March 27, 2024
10.3	Amended and Restated Guarantee and Security Agreement dated March 27, 2024
10.4	Form of Deed of Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: March 28, 2024	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal

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